UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 30, 2012

ENDOLOGIX, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-28440	68-0328265
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11 Studebaker, Irvine, CA		92618
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (949) 595-7200

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On May 30, 2012, Endologix, Inc. (the “Company”) entered into a purchase agreement (the “Purchase Agreement”) with Piper Jaffray & Co. (the “Underwriter”). Pursuant to the Purchase Agreement, the Company agreed to sell and the Underwriter agreed to purchase (the “Offering”), subject to the terms and conditions expressed therein, 2,700,000 shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”), at a price per share of $13.00. The Underwriter was also granted a 30-day option to purchase 405,000 additional shares of Common Stock at the same price per share to cover over-allotments, if any. Delivery of the shares sold is expected to occur on June 5, 2012, subject to customary closing conditions. The Purchase Agreement contains customary representations, warranties and covenants by the Company. The Purchase Agreement also provides for customary indemnification by each of the Company and the Underwriter for losses or damages arising out of or in connection with the sale of the Common Stock.

The shares sold were registered pursuant to a Registration Statement on Form S-3 (File No. 333-181762) (the “Registration Statement”) that the Company filed with the Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended (the “Act”), on May 30, 2012, which was effective upon filing, including the prospectus constituting a part thereof, dated May 30, 2012, as supplemented by a prospectus supplement relating to the shares, dated May 31, 2012, filed with the Commission pursuant to Rule 424(b) under the Act (as so supplemented, collectively, the “Prospectus”). In connection with the filing of the Registration Statement and the Prospectus, Stradling Yocca Carlson & Rauth, P.C., legal counsel to the Company, issued an opinion and consent to the Company as to the validity of the shares of Common Stock being offered in the Offering, which are filed herewith as Exhibits 5.1 and 23.1, respectively.

The Purchase Agreement is attached as Exhibit 1.1 hereto and is incorporated herein by reference. The description of the terms of the Purchase Agreement is qualified in its entirety by reference to such exhibit. The representations and warranties made by the parties to the Purchase Agreement were made solely for purposes of the Purchase Agreement and to allocate risk between the parties. You should not rely on the representations, warranties, and covenants in the Purchase Agreement.

Item 8.01	Other Events.

On May 30, 2012, the Company issued a press release announcing the Offering. A copy of the press release is attached as Exhibit 99.1 hereto.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

1.1	Purchase Agreement, dated May 30, 2012, by and between Endologix, Inc. and Piper Jaffray & Co.

5.1	Opinion of Stradling Yocca Carlson & Rauth, P.C.

23.1	Consent of Stradling Yocca Carlson & Rauth, P.C. (included in Exhibit 5.1)

99.1	Press Release, dated May 30, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENDOLOGIX, INC.

Date: May 31, 2012	/s/ Robert J. Krist
Robert J. Krist
Chief Financial Officer and Secretary

EXHIBIT INDEX

Exhibit No.	Description

1.1	Purchase Agreement, dated May 30, 2012, by and between Endologix, Inc. and Piper Jaffray & Co.

5.1	Opinion of Stradling Yocca Carlson & Rauth, P.C.

23.1	Consent of Stradling Yocca Carlson & Rauth, P.C. (included in Exhibit 5.1)

99.1	Press Release, dated May 30, 2012.